APPRAISAL OF CERTAIN
PROPERTIES OWNED BY
FX Producing Company, Inc.
As of January 1, 2013

Prepared by:
Thomas K. Hohn, P.E.
Hohn Engineering, PLLC
2708 1st Avenue North, Suite 200
Billings, MT 59101
(406) 655-3381

HOHN ENGINEERING, PLLC 2708 1st Avenue North, Suite 200 Billings, MT 59101 406-655-3381 Fax 406-655-3383 Email: hohneng@hohneng.com

February 11, 2013

FX Producing Company
3006 Highland Drive, Suite 206
Salt Lake City, Utah 84106

Re: Evaluation of oil and gas working interests owned by FX Producing Company located in various counties and states, as of January 1, 2013.

As you requested, I have evaluated the above referenced properties.  The following summarizes my findings:

FX Producing Company
Effective Date January 1, 2013
Proved Developed Producing Reserves
Net Oil Reserves, STB	594,436
Net Gas Reserves, MCF	0
Future Net Revenue, $	46,449,019
Investment, $	0
Future Net Cash Flow Undiscounted, $	18,278,446
Future Net Cash Flow 10% Discount, $	10,430,143

All wells were producing at the effective date and have long producing histories.  Reserves were estimated by production decline curve projection of the established producing trend.  No other reserve classes were considered in the evaluation.  We did not physically inspect the properties to determine the physical condition of the leases or the status of environmental compliance on the leases.  This evaluation does not consider the effects or liabilities associated with the oil spill that occurred in Glacier County in 2011.  The incident should not have a significant affect on reserve values stated in this report.

Ownership interests were supplied by FX Producing Company and accepted as presented.  Historical operating costs and product prices were supplied by FX Producing Company and were considered reasonable.  The prices used in the evaluation were based on the 2012 average of the first of month purchaser’s posted price, adjusted for transportation and deductions to a realized wellhead price for each lease.  Both prices and costs were held constant for the life of the property, no escalations were applied.

FX Producing Company
February 11, 2013

Applicable production, severance and ad-valorem taxes were deducted.  No federal or state income taxes, salvage value, or costs associated with abandonment were considered.  In general, equipment salvage should cover abandonment and restoration costs.  No major expenditures are anticipated for the properties and none were included in the forecasts.

All data used in preparing this report were provided by FX Producing Company or from public data sources and were accepted as true and correct.  The reserve classifications used in this evaluation conform to the criteria as defined by the Society of Petroleum Engineers and included in Attachment A to this letter.  These reserve estimates are predicated on the laws, regulations, taxes and policies in effect on the date of the evaluation, and no changes have been considered.  All reserve estimates represent my best professional engineering judgment based on the data available to me at the time of the preparation of this report.  It should be realized that the reserves actually recovered, the revenue generated from them and the actual costs incurred could be more or less than the estimated amounts.

If there are questions, or you need additional information, please advise.  Thank you for the opportunity to perform this work for you,

Sincerely,

/s/ Thomas K. Hohn
Thomas K. Hohn
Registered Professional Petroleum Engineer
Montana 4303PE

[professional seal]

Table of Contents

Total Proved Reserves	1
Total Cashflow
12 Month Historical Production & Well Count Summary
Oneline Summary

Individual Production Well Reports	5-32
Production Curve and Cashflow Run

Attachment A – Reserve Definitions

Annual Cash Flow Report

Summary Lease Report

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	151	71,132	0	50,664	0	78.23	0.00	3,963,653
12/2014	147	62,262	0	47,747	0	78.24	0.00	3,735,753
12/2015	138	56,149	0	44,027	0	78.26	0.00	3,445,687
12/2016	138	53,172	0	41,739	0	78.27	0.00	3,266,706
12/2017	138	50,357	0	39,573	0	78.27	0.00	3,097,243
12/2018	138	47,695	0	37,521	0	78.27	0.00	2,936,780
12/2019	138	45,178	0	35,579	0	78.27	0.00	2,784,828
12/2020	134	41,977	0	33,097	0	78.27	0.00	2,590,639
12/2021	132	39,398	0	31,099	0	78.28	0.00	2,434,313
12/2022	132	37,361	0	29,522	0	78.28	0.00	2,310,912
12/2023	132	35,432	0	28,027	0	78.28	0.00	2,193,864
12/2024	132	33,604	0	26,608	0	78.28	0.00	2,082,840
12/2025	132	31,358	0	25,061	0	78.34	0.00	1,963,239
12/2026	131	29,259	0	23,606	0	78.40	0.00	1,850,605
12/2027	131	27,775	0	22,422	0	78.40	0.00	1,757,783
Remainder:		113,813	0	78,143	0	77.22	0.00	6,034,171
Grand Total:		775,923	0	594,436	0	78.14	0.00	46,449,019

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	1,602,275	253,287	2,108,092	0	2,108,092	2,108,092	2,004,265
12/2014	1,582,309	238,830	1,914,614	0	1,914,614	4,022,705	1,654,877
12/2015	1,489,535	220,585	1,735,567	0	1,735,567	5,758,272	1,363,761
12/2016	1,489,535	209,330	1,567,842	0	1,567,842	7,326,114	1,120,012
12/2017	1,489,535	198,646	1,409,062	0	1,409,062	8,735,177	915,117
12/2018	1,489,535	188,321	1,258,925	0	1,258,925	9,994,102	743,321
12/2019	1,489,535	178,750	1,116,544	0	1,116,544	11,110,645	599,358
12/2020	1,441,111	166,340	983,188	0	983,188	12,093,834	479,813
12/2021	1,416,899	156,344	861,070	0	861,070	12,954,904	382,042
12/2022	1,416,899	148,585	745,428	0	745,428	13,700,332	300,698
12/2023	1,416,899	141,066	635,900	0	635,900	14,336,232	233,227
12/2024	1,416,899	133,944	531,997	0	531,997	14,868,229	177,412
12/2025	1,402,690	126,905	433,644	0	433,644	15,301,873	131,497
12/2026	1,388,482	120,376	341,748	0	341,748	15,643,621	94,240
12/2027	1,388,482	114,478	254,824	0	254,824	15,898,445	63,918
Remainder:	3,099,322	554,847	2,380,002	0	2,380,002	18,278,446	166,585
Grand Total:	25,019,939	3,150,634	18,278,446	0	18,278,446	18,278,446	10,430,143

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	18,278,446	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	10,430,143	Calculated Limit	12/2112	Ultimate Gross	7,977,020	103,120
20.00%	7,543,663	Economic Life	1200 Months	Historic Gross	7,200,474	103,120
30.00%	5,962,308		100 Years 0 Months	Gross at Eff Date	7,201,097	103,120
40.00%	4,971,684	Economics Information:		Remaining Gross	775,923	0
50.00%	4,295,847	Net Payout Date:	01/2013	Remaining Net	594,436	0
60.00%	3,806,060	Rate of Return:	>100%
70.00%	3,434,819	Return on Investment:	0.00
80.00%	3,143,566	Disc Return on Invest:	0.00
90.00%	2,908,766
100.00%	2,715,274

Last Twelve Months Historic Production Report

Summary Lease Report

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,344,459	7,121,381	102,635	59,940,996	34,590,723
01/2012	138	3,267	6,560	29	130,010	166,221
02/2012	135	3,076	6,419	55	139,750	163,557
03/2012	142	3,277	6,804	58	146,925	183,525
04/2012	140	3,231	6,475	59	142,730	181,882
05/2012	141	3,241	6,608	55	147,602	179,147
06/2012	140	3,215	6,768	47	148,612	176,372
07/2012	141	3,361	7,054	38	150,590	180,116
08/2012	139	3,331	7,025	58	140,133	184,194
09/2012	139	3,216	6,508	33	131,072	154,819
10/2012	132	3,093	6,654	53	124,990	151,295
11/2012	141	3,384	6,690	51	139,113	149,230
12/2012	137	217	5,528	0	120,258	145,452
Total:		1,380,368	7,200,474	103,171	61,602,781	36,606,533

Oneline Cashflow Report
Grand Totals

-GROSS PRODUCTION-		---NET PRODUCTION---		--SALES--	----------EXPENSES----------			------NET CASH FLOW------
BBL OIL	MCF GAS	BBL OIL	MCF GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT

BACON FLAT FEDERAL (23-17A)
72,330	0	9,397	0	668,137	34,347	162,460	0	471,331	233,106

BEARS DEN SWIFT SAND UNIT SUMMARY ()
12,848	0	10,060	0	787,282	49,284	532,664	0	205,334	166,056

MUNSON RANCH (13-1)
21,662	0	8,464	0	601,801	26,901	355,212	0	219,688	157,390

MUNSON RANCH (13-45)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (13-46)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-33)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49)
0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49X)
0	0	0	0	0	0	0	0	0	0

RIECKHOFF A ()
3,590	0	2,926	0	226,828	14,199	202,994	0	9,634	9,074

SWCBSU SUMMARY ()
586,492	0	506,647	0	39,812,324	2,492,251	23,203,689	0	14,116,384	9,130,603

TRAP SPRINGS – MUNSON RANCH (14-42)
0	0	0	0	0	0	0	0	0	0

TRIBAL (1186)
71,122	0	56,897	0	4,349,232	533,216	560,400	0	3,255,616	733,473

TRIBAL 1466 ()
0	0	0	0	0	0	0	0	0	0

TYLER C WATERFLOOD ()
7,880	0	45	0	3,415	436	2,520	0	459	440

Grand Total:
775,924	0	594,436	0	46,449,019	3,150,634	25,019,939	0	18,278,446	10,430,142

Last Twelve Months Historic Production Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		6,236	450,773	0	428,826	0
01/2012	1	31	476	0	155	0
02/2012	1	29	453	0	145	0
03/2012	1	31	490	0	155	0
04/2012	1	30	479	0	150	0
05/2012	1	31	496	0	155	0
06/2012	1	30	485	0	150	0
07/2012	1	31	505	0	155	0
08/2012	1	31	508	0	155	0
09/2012	1	30	493	0	150	0
10/2012	1	31	508	0	155	0
11/2012	1	30	498	0	150	0
12/2012	1	31	299	0	90	0
Total:		6,602	456,463		430,591

Annual Cash Flow Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	1	4,902	0	637	0	71.10	0.00	45,277
12/2014	1	4,603	0	598	0	71.10	0.00	42,516
12/2015	1	4,322	0	562	0	71.10	0.00	39,923
12/2016	1	4,058	0	527	0	71.10	0.00	37,488
12/2017	1	3,811	0	495	0	71.10	0.00	35,202
12/2018	1	3,578	0	465	0	71.10	0.00	33,055
12/2019	1	3,360	0	437	0	71.10	0.00	31,039
12/2020	1	3,155	0	410	0	71.10	0.00	29,146
12/2021	1	2,963	0	385	0	71.10	0.00	27,369
12/2022	1	2,782	0	361	0	71.10	0.00	25,700
12/2023	1	2,613	0	339	0	71.10	0.00	24,132
12/2024	1	2,453	0	319	0	71.10	0.00	22,661
12/2025	1	2,304	0	299	0	71.10	0.00	21,279
12/2026	1	2,163	0	281	0	71.10	0.00	19,981
12/2027	1	2,031	0	264	0	71.10	0.00	18,762
Remainder:		23,232	0	3,018	0	71.10	0.00	214,604
Grand Total:		72,330	0	9,397	0	71.10	0.00	668,137

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	4,441	2,328	38,509	0	38,509	38,509	36,605
12/2014	4,441	2,186	35,890	0	35,890	74,399	31,014
12/2015	4,441	2,052	33,430	0	33,430	107,829	26,263
12/2016	4,441	1,927	31,120	0	31,120	138,949	22,226
12/2017	4,441	1,810	28,952	0	28,952	167,901	18,797
12/2018	4,441	1,699	26,915	0	26,915	194,816	15,887
12/2019	4,441	1,596	25,003	0	25,003	219,819	13,416
12/2020	4,441	1,498	23,207	0	23,207	243,027	11,321
12/2021	4,441	1,407	21,521	0	21,521	264,548	9,544
12/2022	4,441	1,321	19,938	0	19,938	284,486	8,038
12/2023	4,441	1,241	18,451	0	18,451	302,937	6,762
12/2024	4,441	1,165	17,055	0	17,055	319,992	5,683
12/2025	4,441	1,094	15,744	0	15,744	335,736	4,769
12/2026	4,441	1,027	14,513	0	14,513	350,249	3,996
12/2027	4,441	965	13,357		13,357	363,606	3,344
Remainder:	95,848	11,032	107,724	0	107,724	471,331	15,441
Grand Total:	162,460	34,347	471,331	0	471,331	471,331	233,106

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	471,331	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	233,106	Calculated Limit	07/2049	Ultimate Gross	528,793	0
20.00%	155,162	Economic Life	439 Months	Historic Gross	456,463	0
30.00%	118,007		36 Years 7 Month	Gross at Eff Date	456,463	0
40.00%	96,392	Economics Information:		Remaining Gross	72,330	0
50.00%	82,253	Net Payout Date:	01/2013	Remaining Net	9,397	0
60.00%	72,270	Rate of Return:	>100%
70.00%	64,836	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	59,076	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	54,475	Initial Division of Interest:			NRI	ORI
100.00%	50,711	WI:	16.875000	Oil:	12.992000	0.000000
				Gas:	12.992000	0.000000
		Reversion Date:	None	Injection:		0.000000

Last Twelve Months Historic Production Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		53,323	700,217	47,130	264,994	1,024,411
01/2012	6	155	237	0	343	4,260
02/2012	6	145	212	0	307	3,492
03/2012	6	155	232	0	336	3,175
04/2012	6	150	222	0	322	2,710
05/2012	6	155	218	0	315	2,878
06/2012	6	150	215	0	310	2,273
07/2012	6	119	227	0	277	1,883
08/2012	4	93	193	0	255	1,421
09/2012	6	150	204	0	295	2,115
10/2012	5	155	247	0	357	1,322
11/2012	5	150	236	0	341	783
12/2012	6	0	223		322	406
Total:		54,900	702,883		268,774	1,051,129

Annual Cash Flow Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	6	2,253	0	1,764	0	78.26	0.00	138,039
12/2014	6	2,071	0	1,621	0	78.26	0.00	126,879
12/2015	6	1,903	0	1,490	0	78.26	0.00	116,621
12/2016	6	1,749	0	1,370	0	78.26	0.00	107,193
12/2017	6	1,608	0	1,259	0	78.26	0.00	98,526
12/2018	6	1,478	0	1,157	0	78.26	0.00	90,561
12/2019	6	1,358	0	1,064	0	78.26	0.00	83,239
04/2020	6	428	0	335	0	78.26	0.00	26,223
Grand Total:		12,848	0	10,060	0	78.26	0.00	787,282

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	72,636	8,641	56,762	0	56,762	56,762	54,008
12/2014	72,636	7,943	46,301	0	46,301	103,063	40,057
12/2015	72,636	7,300	36,685	0	36,685	139,747	28,860
12/2016	72,636	6,710	27,846	0	27,846	167,594	19,924
12/2017	72,636	6,168	19,723	0	19,723	187,317	12,838
12/2018	72,636	5,669	12,256	0	12,256	199,572	7,263
12/2019	72,636	5,211	5,392	0	5,392	204,965	2,920
04/2020	24,212	1,642	370	0	370	205,334	187
Grand Total:	532,664	49,284	205,334	0	205,334	205,334	166,056

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	205,334	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	166,056	Calculated Limit	04/2020	Ultimate Gross	715,731	47,130
20.00%	139,604	Economic Life	88 Months	Historic Gross	702,883	47,130
30.00%	120,829		7 Years 4 Months	Gross at Eff Date	702,883	47,130
40.00%	106,926	Economics Information:		Remaining Gross	12,848	0
50.00%	96,271	Net Payout Date:	01/2013	Remaining Net	10,060	0
60.00%	87,871	Rate of Return:	>100%
70.00%	81,090	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	75,506	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	70,830	Initial Division of Interest:			NRI	ORI
100.00%	66,857	WI:	100.000000	Oil:	78.300000	0.000000
				Gas:	78.300000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		8,559	152,953	0	35,510	0
01/2012	1	31	248	0	188	0
02/2012	1	29	202	0	176	0
03/2012	1	31	237	0	188	0
04/2012	1	30	232	0	182	0
05/2012	1	31	246	0	188	0
06/2012	1	30	215	0	182	0
07/2012	1	31	263	0	188	0
08/2012	1	31	242	0	190	0
09/2012	1	30	234	0	185	0
10/2012	1	31	244	0	192	0
11/2012	1	30	232	0	0	0
12/2012	1	31	238	0	0	0
Total:		8,925	155,786	0	37,369	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	1	2,569	0	1,004	0	71.10	0.00	71,379
12/2014	1	2,384	0	932	0	71.10	0.00	66,239
12/2015	1	2,213	0	865	0	71.10	0.00	61,470
12/2016	1	2,053	0	802	0	71.10	0.00	57,044
12/2017	1	1,905	0	745	0	71.10	0.00	52,937
12/2018	1	1,768	0	691	0	71.10	0.00	49,126
12/2019	1	1,641	0	641	0	71.10	0.00	45,589
12/2020	1	1,523	0	595	0	71.10	0.00	42,306
12/2021	1	1,413	0	552	0	71.10	0.00	39,260
12/2022	1	1,311	0	512	0	71.10	0.00	36,434
12/2023	1	1,217	0	476	0	71.10	0.00	33,810
12/2024	1	1,129	0	441	0	71.10	0.00	31,376
06/2025	1	534	0	209	0	71.10	0.00	14,830
Grand Total:		21,662	0	8,464	0	71.10	0.00	601,801

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	28,417	3,669	39,292	0	39,292	39,292	37,367
12/2014	28,417	3,405	34,417	0	34,417	73,710	29,757
12/2015	28,417	3,160	29,893	0	29,893	103,603	23,498
12/2016	28,417	2,932	25,695	0	25,695	129,298	18,363
12/2017	28,417	2,700	21,820	0	21,820	151,118	14,178
12/2018	28,417	2,280	18,429	0	18,429	169,547	10,888
12/2019	28,417	2,097	15,074	0	15,074	184,622	8,097
12/2020	28,417	1,735	12,155	0	12,155	196,776	5,937
12/2021	28,417	1,429	9,414	0	9,414	206,190	4,182
12/2022	28,417	1,312	6,705	0	6,705	212,895	2,710
12/2023	28,417	1,048	4,345	0	4,345	217,240	1,598
12/2024	28,417	816	2,143	0	2,143	219,383	719
06/2025	14,208	317	304	0	304	219,688	95
Grand Total:	355,212	26,901	219,688	0	219,688	219,688	157,390

	Present
Discount	Worth:	Economic Dates:	01/2013	Economics Summary:
0.00%	219,688	Effective Date	06/2025		Bbl Oil	Mcf Gas
10.00%	157,390	Calculated Limit	150 Months	Ultimate Gross	177,448	0
20.00%	122,298	Economic Life	12 Years 6 Months	Historic Gross	155,786	0
30.00%	100,419			Gross at Eff Date	155,786	0
40.00%	85,687	Economics Information:		Remaining Gross	21,662	0
50.00%	75,167	Net Payout Date:	01/2013	Remaining Net	8,464	0
60.00%	67,303	Rate of Return:	>100%
70.00%	61,210	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	56,351	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	52,385	Initial Division of Interest:			NRI	ORI
100.00%	49,084	WI:	46.000000	Oil:	39.074000	0.000000
				Gas:	39.074000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,257	117,927	0	57,930	0
01/2012	1	31	71	0	362	0
02/2012	1	29	93	0	339	0
03/2012	1	31	98	0	362	0
04/2012	1	30	108	0	350	0
05/2012	1	31	102	0	362	0
06/2012	1	30	102	0	350	0
07/2012	1	31	80	0	362	0
08/2012	1	31	112	0	364	0
09/2012	1	30	115	0	352	0
10/2012	1	31	115	0	363	0
11/2012	1	30	93	0	0	0
12/2012	1	31	108	0	0	0
Total:		7,623	119,124	0	61,496	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	119,124	0
20.00%	0	Economic Life	0 Months	Historic Gross	119,124	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	119,124	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E NE NW SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		444	4,766	0	457	0
07/2004	0	0	0	0	0	0
08/2004	0	0	0	0	0	0
09/2004	0	0	0	0	0	0
10/2004	0	0	0	0	0	0
11/2004	0	0	0	0	0	0
12/2004	0	0	0	0	0	0
01/2005	0	0	0	0	0	0
02/2005	0	0	0	0	0	0
03/2005	0	0	0	0	0	0
04/2005	0	0	0	0	0	0
05/2005	0	0	0	0	0	0
06/2005	1	1	5	0	0	0
Total:		445	4,771	0	457	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 13 9N 56E NE NW SW	Reserve Type/Class: Proved/Developed, Shut-In

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2013	1	0	0	0	0	0	0.00	0
Grand Total:		0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
1/2013	0	0	0	0	0	0	0
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	01/2013	Ultimate Gross	4,771	0
20.00%	0	Economic Life	1 Month	Historic Gross	4,771	0
30.00%	0		0 Years 1 Month	Gross at Eff Date	4,771	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,537	65,195	0	75,468	0
01/2012	1	31	65	0	108	0
02/2012	1	28	81	0	98	0
03/2012	0	0	0	0	0	0
04/2012	1	12	52	0	70	0
05/2012	1	31	98	0	181	0
06/2012	1	30	81	0	175	0
07/2012	1	31	69	0	180	0
08/2012	1	8	24	0	47	0
09/2012	1	18	131	0	106	0
10/2012	1	31	142	0	182	0
11/2012	1	30	115	0	0	0
12/2012	1	31	114	0	0	0
Total:		7,818	66,167	0	76,615	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	66,167	0
20.00%	0	Economic Life	0 Months	Historic Gross	66,167	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	66,167	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,084	45,333	0	32,580	0
01/2010	1	31	97	0	64	0
02/2010	1	26	84	0	54	0
03/2010	1	31	108	0	60	0
04/2010	1	30	100	0	64	0
05/2010	1	31	101	0	66	0
06/2010	1	30	113	0	64	0
07/2010	1	31	116	0	66	0
08/2010	1	31	117	0	68	0
09/2010	1	30	115	0	67	0
10/2010	1	31	88	0	69	0
11/2010	1	30	73	0	66	0
12/2010	1	31	61	0	48	0
Total:		7,447	46,506	0	33,336	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE	Reserve Type/Class: Proved/Developed, Shut-In

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2013	1	0	0	0	0	0	0.00	0
Grand Total:		0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
01/2013	0	0	0	0	0	0	0
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	01/2013	Ultimate Gross	46,506	0
20.00%	0	Economic Life	1 Month	Historic Gross	46,506	0
30.00%	0		0 Years 1 Month	Gross at Eff Date	46,506	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		2,272	19,913	0	1,167	0
01/2012	1	3	26	0	0	0
02/2012	1	3	29	0	0	0
03/2012	1	2	20	0	0	0
04/2012	1	3	30	0	0	0
05/2012	1	2	20	0	0	0
06/2012	1	2	19	0	0	0
07/2012	1	2	21	0	0	0
08/2012	1	2	19	0	0	0
09/2012	1	2	19	0	0	0
10/2012	1	3	28	0	0	0
11/2012	1	0	10	0	0	0
12/2012	1	0	18	0	0	0
Total:		2,296	20,172	0	1,167	0

Annual Cash Flow Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, MT	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	20,172	0
20.00%	0	Economic Life	0 Months	Historic Gross	20,172	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	20,172	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	50.500000	Oil:	34.492000	0.000000
				Gas:	34.492000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		62,247	932,331	328	2,914,295	4,518,165
01/2012	9	155	237	0	17,428	17,428
02/2012	9	145	212	0	14,801	14,801
03/2012	9	137	214	0	14,437	14,437
04/2012	9	150	206	0	14,359	14,359
05/2012	9	151	199	0	15,532	15,532
06/2012	9	142	190	0	14,484	14,484
07/2012	9	155	188	0	14,978	14,978
08/2012	9	155	170	0	12,612	12,612
09/2012	8	147	187	0	11,372	11,372
10/2012	9	155	174	0	15,665	15,665
11/2012	9	147	171	0	16,440	16,440
12/2012	9	0	172	0	15,750	15,750
Total:		63,886	934,651	328	3,092,153	4,696,023

Annual Cash Flow Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	9	2,000	0	1,630	0	77.53	0.00	126,405
10/2014	9	1,589	0	1,295	0	77.53	0.00	100,422
Grand Total:		3,590	0	2,926	0	77.53	0.00	226,828

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	110,724	7,913	7,768	0	7,768	7,768	7,427
10/2014	92,270	6,286	1,866	0	1,866	9,634	1,648
Grand Total:	202,994	14,199	9,634	0	9,634	9,634	9,074

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	9,634	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	9,074	Calculated Limit	10/2014	Ultimate Gross	938,241	328
20.00%	8,603	Economic Life	22 Months	Historic Gross	934,651	328
30.00%	8,201		1 Years 10 Months	Gross at Eff Date	934,651	328
40.00%	7,852	Economics Information:		Remaining Gross	3,590	0
50.00%	7,547	Net Payout Date:	01/2013	Remaining Net	2,926	0
60.00%	7,278	Rate of Return:	>100%
70.00%	7,038	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	6,822	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	6,627	Initial Division of Interest:			NRI	ORI
100.00%	6,450	WI:	100.000000	Oil:	81.500000	0.000000
				Gas:	81.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,138,391	3,437,227	8,444	54,788,774	27,484,098
01/2012	112	2,720	4,533	0	103,153	136,603
02/2012	109	2,559	4,211	0	110,074	131,774
03/2012	115	2,739	4,411	0	114,663	149,763
04/2012	113	2,679	4,252	0	111,600	149,725
05/2012	113	2,678	4,476	0	119,097	149,547
06/2012	112	2,650	4,257	0	118,520	145,745
07/2012	113	2,815	4,690	0	122,545	151,945
08/2012	114	2,855	4,682	0	111,986	156,011
09/2012	113	2,698	4,384	0	109,967	133,042
10/2012	106	2,530	4,175	0	93,428	120,028
11/2012	115	2,831	4,215	0	108,802	118,627
12/2012	114	0	4,067	0	104,096	129,296
Total:		1,168,145	3,489,580	8,444	56,116,705	29,156,204

Annual Cash Flow Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	129	51,192	0	44,222	0	78.58	0.00	3,474,988
12/2014	129	48,563	0	41,952	0	78.58	0.00	3,296,583
12/2015	129	46,070	0	39,798	0	78.58	0.00	3,127,338
12/2016	129	43,705	0	37,755	0	78.58	0.00	2,966,781
12/2017	129	41,461	0	35,817	0	78.58	0.00	2,814,468
12/2018	129	39,333	0	33,978	0	78.58	0.00	2,669,974
12/2019	129	37,313	0	32,233	0	78.58	0.00	2,532,899
12/2020	129	35,398	0	30,579	0	78.58	0.00	2,402,860
12/2021	129	33,580	0	29,009	0	78.58	0.00	2,279,498
12/2022	129	31,856	0	27,519	0	78.58	0.00	2,162,470
12/2023	129	30,221	0	26,107	0	78.58	0.00	2,051,449
12/2024	129	28,669	0	24,766	0	78.58	0.00	1,946,129
12/2025	129	27,197	0	23,495	0	78.58	0.00	1,846,215
12/2026	129	25,801	0	22,289	0	78.58	0.00	1,751,431
12/2027	129	24,476	0	21,144	0	78.58	0.00	1,661,513
Remainder:		41,656	0	35,985	0	78.58	0.00	2,827,727
Grand Total:		586,492	0	506,647	0	78.58	0.00	39,812,324

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	1,378,437	217,534	1,879,017	0	1,879,017	1,879,017	1,786,429
12/2014	1,378,437	206,366	1,711,780	0	1,711,780	3,590,797	1,479,528
12/2015	1,378,437	195,771	1,553,130	0	1,553,130	5,143,926	1,220,408
12/2016	1,378,437	185,721	1,402,624	0	1,402,624	6,546,550	1,001,989
12/2017	1,378,437	176,186	1,259,845	0	1,259,845	7,806,396	818,213
12/2018	1,378,437	167,140	1,124,397	0	1,124,397	8,930,792	663,896
12/2019	1,378,437	158,559	995,902	0	995,902	9,926,694	534,605
12/2020	1,378,437	150,419	874,004	0	874,004	10,800,699	426,552
12/2021	1,378,437	142,697	758,365	0	758,365	11,559,064	336,502
12/2022	1,378,437	135,371	648,662	0	648,662	12,207,726	261,692
12/2023	1,378,437	128,421	544,592	0	544,592	12,752,318	199,767
12/2024	1,378,437	121,828	445,864	0	445,864	13,198,182	148,718
12/2025	1,378,437	115,573	352,205	0	352,205	13,550,387	106,835
12/2026	1,378,437	109,640	263,355	0	263,355	13,813,742	72,661
12/2027	1,378,437	104,011	179,066	0	179,066	13,992,807	44,960
Remainder:	2,527,134	177,016	123,577	0	123,577	14,116,384	27,849
Grand Total:	23,203,689	2,492,251	14,116,384	0	14,116,384	14,116,384	9,130,603

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	14,116,384	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	9,130,603	Calculated Limit	10/2029	Ultimate Gross	4,076,072	8,444
20.00%	6,695,784	Economic Life	202 Months	Historic Gross	3,489,580	8,444
30.00%	5,311,893		16 Years 10 Months	Gross at Eff Date	3,489,580	8,444
40.00%	4,434,977	Economics Information:		Remaining Gross	586,492	0
50.00%	3,833,901	Net Payout Date:	01/2013	Remaining Net	506,647	0
60.00%	3,397,333	Rate of Return:	>100%
70.00%	3,066,055	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	2,805,997	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	2,596,274	Initial Division of Interest:			NRI	ORI
100.00%	2,423,415	WI:	99.606970	Oil:	86.386000	0.000000
				Gas:	86.386000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRAP SPRINGS – MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		8,326	219,963	0	114,137	0
01/2012	1	31	143	0	343	0
02/2012	1	29	115	0	320	0
03/2012	1	31	219	0	342	0
04/2012	1	30	98	0	331	0
05/2012	1	31	101	0	342	0
06/2012	1	30	164	0	331	0
07/2012	1	31	110	0	345	0
08/2012	1	31	109	0	350	0
09/2012	1	30	106	0	340	0
10/2012	1	31	113	0	352	0
11/2012	1	31	19	0	0	0
12/2012	1	31	131	0	0	0
Total:		8,693	221,391	0	117,533	0

Annual Cash Flow Report

Lease Name: TRAP SPRINGS – MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	221,391	0
20.00%	0	Economic Life	0 Months	Historic Gross	221,391	0
30.00%	0		0 Years 0 Months	Gross at Eff Date	221,391	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	21.600000	Oil:	18.900000	0.000000
				Gas:	18.900000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		14,138	107,940	570	0	0
01/2012	1	31	151	0	0	0
02/2012	1	29	141	0	0	0
03/2012	1	31	157	0	0	0
04/2012	1	30	147	0	0	0
05/2012	1	30	150	0	0	0
06/2012	1	30	146	0	0	0
07/2012	1	31	150	0	0	0
08/2012	1	31	148	0	0	0
09/2012	1	30	143	0	0	0
10/2012	1	31	151	0	0	0
11/2012	1	30	148	0	0	0
12/2012	1	31	147	0	0	0
Total:		14,503	109,719	570	0	0

Annual Cash Flow Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	1	1,713	0	1,370	0	76.44	0.00	104,745
12/2014	1	1,676	0	1,341	0	76.44	0.00	102,516
12/2015	1	1,641	0	1,313	0	76.44	0.00	100,335
12/2016	1	1,606	0	1,285	0	76.44	0.00	98,199
12/2017	1	1,572	0	1,257	0	76.44	0.00	96,110
12/2018	1	1,538	0	1,231	0	76.44	0.00	94,064
12/2019	1	1,505	0	1,204	0	76.44	0.00	92,062
12/2020	1	1,473	0	1,179	0	76.44	0.00	90,103
12/2021	1	1,442	0	1,154	0	76.44	0.00	88,186
12/2022	1	1,411	0	1,129	0	76.44	0.00	86,309
12/2023	1	1,381	0	1,105	0	76.44	0.00	84,472
12/2024	1	1,352	0	1,082	0	76.44	0.00	82,674
12/2025	1	1,323	0	1,059	0	76.44	0.00	80,915
12/2026	1	1,295	0	1,036	0	76.44	0.00	79,193
12/2027	1	1,267	0	1,014	0	76.44	0.00	77,508
Remainder:		48,925	0	39,140	0	76.44	0.00	2,991,840
Grand Total:		71,122	0	56,897	0	76.44	0.00	4,349,232

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	5,604	12,842	86,300	0	86,300	86,300	82,003
12/2014	5,604	12,568	84,344	0	84,344	170,643	72,859
12/2015	5,604	12,301	82,430	0	82,430	253,073	64,732
12/2016	5,604	12,039	80,556	0	80,556	333,629	57,510
12/2017	5,604	11,783	78,722	0	78,722	412,352	51,092
12/2018	5,604	11,532	76,928	0	76,928	489,280	45,388
12/2019	5,604	11,287	75,172	0	75,172	564,451	40,320
12/2020	5,604	11,047	73,452	0	73,452	637,904	35,816
12/2021	5,604	10,812	71,770	0	71,770	709,674	31,814
12/2022	5,604	10,581	70,123	0	70,123	779,797	28,259
12/2023	5,604	10,356	68,512	0	68,512	848,309	25,099
12/2024	5,604	10,136	66,935	0	66,935	915,243	22,292
12/2025	5,604	9,920	65,391	0	65,391	980,634	19,798
12/2026	5,604	9,709	63,880	0	63,880	1,044,514	17,583
12/2027	5,604	9,502	62,401	0	62,401	1,106,915	15,614
Remainder:	476,340	366,800	2,148,700	0	2,148,700	3,255,616	123,295
Grand Total:	560,400	533,216	3,255,616	0	3,255,616	3,255,616	733,473

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	3,255,616	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	733,473	Calculated Limit	12/2112	Ultimate Gross	180,841	570
20.00%	421,786	Economic Life	1200 Months	Historic Gross	109,719	570
30.00%	302,549		100 Years 0 Months	Gross at Eff Date	109,719	570
40.00%	239,452	Economics Information:		Remaining Gross	71,122	0
50.00%	200,321	Net Payout Date:	01/2013	Remaining Net	56,897	0
60.00%	173,629	Rate of Return:	>100%
70.00%	154,224	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	139,456	Disc Return on Invest:	0.00	Gravity:	Oil: 25.00	Gas: 0.800
90.00%	127,825	Initial Division of Interest:			NRI	ORI
100.00%	118,413	WI:	100.000000	Oil:	80.000000	0.000000
				Gas:	80.000000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1466) ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		15,924	183,971	2,330	59,016	0
01/2012	0	0	0	0	0	0
02/2012	0	0	0	0	0	0
03/2012	2	27	45	0	292	0
04/2012	2	31	36	0	278	0
05/2012	2	33	10	0	240	0
06/2012	2	32	24	0	240	0
07/2012	2	25	12	0	250	0
08/2012	1	1	13	0	24	0
09/2012	1	2	5	0	15	0
10/2012	1	2	5	0	16	0
11/2012	1	15	10	0	0	0
12/2012	1	31	11	0	0	0
Total:		16,123	184,142	2,330	60,371	0

Annual Cash Flow Report

Lease Name: TRIBAL (1466) ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:	0	0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	184,142	2,330
20.00%	0	Economic Life	0 Months	Historic Gross	184,142	2,330
30.00%	0		0 Years 0 Months	Gross at Eff Date	184,142	2,330
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	100.000000	Oil:	82.500000	0.000000
				Gas:	82.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		12,322	681,458	43,823	1,164,746	1,561,709
12/2011	3	35	236	10	2,340	2,340
01/2012	4	48	373	29	7,930	7,930
02/2012	4	51	670	55	13,490	13,490
03/2012	4	62	681	58	16,150	16,150
04/2012	3	56	613	59	15,088	15,088
05/2012	4	37	492	55	11,190	11,190
06/2012	4	59	870	47	13,870	13,870
07/2012	4	59	739	38	11,310	11,310
08/2012	4	62	805	58	14,150	14,150
09/2012	4	49	487	33	8,290	8,290
10/2012	4	62	752	53	14,280	14,280
11/2012	4	60	943	51	13,380	13,380
Total:		12,962	689,119	44,369	1,306,214	1,703,177

Annual Cash Flow Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2013	4	6,504	0	37	0	76.44	0.00	2,819
03/2014	4	1,376	0	8	0	76.44	0.00	596
Grand Total:		7,880	0	45	0	76.44	0.00	3,415

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2013	2,016	360	443	0	443	443	426
03/2014	504	76	16	0	16	16	14
Grand Total:	2,520	436	459	0	459	459	440

	Present
Discount	Worth:	Economic Dates:		Economics Summary:
0.00%	459	Effective Date	01/2013		Bbl Oil	Mcf Gas
10.00%	440	Calculated Limit	03/2014	Ultimate Gross	697,622	44,318
20.00%	424	Economic Life	15 Months	Historic Gross	689,119	44,318
30.00%	410		1 Year 3 Months	Gross at Eff Date	689,742	44318
40.00%	397	Economics Information:		Remaining Gross	7,880	0
50.00%	386	Net Payout Date:	01/2013	Remaining Net	45	0
60.00%	376	Rate of Return:	>100%
70.00%	367	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	358	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00	Gas: 0.800
90.00%	351	Initial Division of Interest:			NRI	ORI
100.00%	344	WI:	0.682713	Oil:	0.567000	0.000000
				Gas:	0.567000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Attachment A

Petroleum Resources Management System 2007

Prepared by Society of Petroleum Engineers (SPE)

Resource and Reserve classifications -- excerpts

2.1.3.1 Project Maturity Sub-Classes

All illustrated in Figure 2-1, development projects (and their associated recoverable quantities) may be sub-classified according to project maturity levels and the associated actions (business decisions) required to move a project toward commercial production.

SPE Resource Classification

Table 1: Recoverable Resources Classes and Sub-Classes

Class/Sub-Class	Definition	Guidelines
Reserves	Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.
Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied.  Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability.  There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project.  While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives.  In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests.  In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production	The development project is currently producing and selling petroleum to market.
The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete.  This is the point at which the project “chance of commerciality” can be said to be 100%.

The project “decision gate” is the decision to initiate commercial production from the project.

Approved for Development	All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way.
At this point, it must be certain that the development project is going ahead.  The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts.  Forecast capital expenditures should be included in the reporting entity’s current or following year’s approved budget.

The project “decision gate” is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Justified for Development
Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity’s assumptions of future prices, costs, etc. (“forecast case”) and the specific circumstances of the project.  Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality.  There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming.  Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project “decision gate” is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources
Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.

Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality.  Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending	A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.
The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan.  The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame.  Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to “On Hold” or “Not Viable” status.

The project “decision gate” is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Development Unclarified or on Hold	A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.
The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development.  Development may be subject to a significant time delay.  Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a reclassification of the project to “Not Viable” status.

The project “decision gate” is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Development Not Viable	A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.
The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project “decision gate” is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources	Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.
Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects.  It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect	A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target.	Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.
Lead	A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect.  Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play	A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

SPE Resource Classification

Table 2: Reserves Status Definitions and Guidelines

Status	Definition	Guidelines
Developed Reserves	Developed Reserves are expected quantities to be recovered from existing wells and facilities.
Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well.  Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped.  Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves	Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.	Improved recovery reserves are considered producing only after the improved recovery project is in operation.
Developed Non- Producing Reserves	Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.
Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.  Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves	Undeveloped Reserves are quantities expected to be recovered through future investments:
(1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

SPE Resource Classification

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves
Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered.  If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data.  Such definitive information may include pressure gradient analysis and seismic indicators.  Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

• The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.

• Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves
Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P).  In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain.  The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

SPE Resource Classification

Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.
The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario.  When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain.  Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)
The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir.  Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area.  Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive.  Justification for assigning Reserves in such cases should be clearly documented.  Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses.  Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

SPE Resource Classification